Exhibit 32.1

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the SARBANES-OXLEY ACT OF 2002

I, Thomas L. Millner, certify that this quarterly report on Form 10-Q of Remington Arms Company, Inc. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

REMINGTON ARMS COMPANY, INC.

/s/ Thomas L. Millner
Thomas L. Millner

President and Chief Executive Officer

May 13, 2005